Exhibit 10.1

EXECUTION VERSION

DATED July 11, 2022

NANO DIMENSION LTD.

AND

THE SELLING SHAREHOLDERS’ REPRESENTATIVE (ON BEHALF OF THE SELLING SHAREHOLDERS)

AND

NICHOLAS CAMPBELL GEDDES

DEED OF VARIATION OF SHARE PURCHASE AGREEMENT

Taylor Vinters

Merlin Place

Milton Road

CAMBRIDGE

CB4 0DP

Tel: 01223 423444

Fax: 01223 423944

Email: sian.scanlon@taylorvinters.com

Our Ref: SES/452275.2

30312018v8

DEED OF VARIATION

INDEX

CLAUSE		PAGE
PARTIES		1
BACKGROUND		1
AGREED TERMS		2
1	DEFINITIONS AND INTERPRETATION	2
2	VARIATION TO DEFERRED CONSIDERATION	2
3	VARIATION OF EARN-OUT CONSIDERATION	2
4	PROVISIONS RELATING TO NICHOLAS GEDDES	3
5	CONTINUATION	4
6	GENERAL	4
7	GOVERNING LAW AND JURISDICTION	4

i

THIS DEED is dated                                   2022

PARTIES

1	NANO DIMENSION LTD., a company incorporated and registered in Israel with company number 520029109 whose registered office is at 2 Ilan Ramon Street, 7403635, Ness Ziona, Israel (the “Purchaser”);

2	TAYLOR VINTERS LLP, a limited liability partnership registered in England and Wales with registered number OC343503 whose registered office is at Merlin Place, Milton Road, Cambridge CB4 0DP, acting as the Selling Shareholders’ Representative (the “Selling Shareholders’ Representative”); and

3	NICHOLAS CAMPBELL GEDDES of Street Farmhouse, The Street, Lidgate, Suffolk, CB8 9PW (“NG”).

BACKGROUND

1	The Purchaser and various individuals (the “Selling Shareholders”) are party to a share purchase agreement dated 4 January 2022 pursuant to which the Selling Shareholders sold the entire issued share capital of Global Inkjet Systems Ltd to the Purchaser (the “SPA”).

2	The SPA contains various provisions governing the payment of further sums to the Selling Shareholders. The Purchaser has proposed to bring forward the payment of such sums in consideration for a discount and change in payment terms of the full amounts which might otherwise be payable (the “Proposed Variation”) as it wishes to change the role carried out by NG.

3	Selling Shareholders who together held more than half of the shares sold pursuant to the SPA have agreed to the Proposed Variation, and accordingly the Selling Shareholders’ Representative (acting pursuant to sections 9.10(a), 9.12(a) and 9.12(e) of the SPA) has entered into this Deed along with the Purchaser to give effect to the Proposed Variation.

4	NG is a party to this Deed for the purposes of agreeing to the arrangements for the payment of his Relevant Proportion of the Earn-Out Consideration on the basis set out in clause 4.1 below.

AGREED TERMS

1	DEFINITIONS AND INTERPRETATION

Unless otherwise provided for expressly in this Deed, terms used in this Deed shall bear the meanings ascribed to them in the SPA.

2	Variation TO Deferred Consideration

2.1	With effect from the date of this Deed the provisions of the SPA are hereby amended as follows:

2.1.1	the figure of GBP 1,000,000 in the definition of Deferred Consideration shall be deleted and replaced with the figure of GBP 750,000;

2.1.2	section 2.02(h) shall be deleted and replaced with the following:

“Deferred Consideration Purchaser shall pay the Selling Shareholders the amount constituting the Deferred Consideration on 31 March 2023, based on their Relevant Proportion. Notwithstanding anything to the contrary herein, no Deferred Consideration shall be paid to a Selling Shareholder who is a member of the Management Team, unless such Selling Shareholder was engaged by the Company until (and including) March 31, 2023, unless the engagement of such Selling Shareholder was terminated by Company, other than for Cause, or has otherwise resigned for Good Reason.”

3	Variation of Earn-Out Consideration

3.1	With effect from the date of this Deed the provisions of the SPA are hereby amended as follows:

3.1.1	the definition of Earn-Out Consideration shall be amended to “shall mean GBP 5,500,000”;

3.1.2	in section 2.02(b) the figure of GBP 7,000,000 shall be deleted and replaced with the figure of GBP 5,500,000;

3.1.3	section 2.02(b)(2) shall be deleted and replaced with the following:

“Subject to Closing, the Purchaser shall pay GBP 4,500,000 of the Earn-Out Consideration to the Selling Shareholders on 31 March 2023.”;

3.1.4	in section 2.02(d) the words “the last day of the respective Earn-Out Period to which such portion of the Earn-Out Consideration pertains” shall be deleted and replaced with the words “(i) in the case of the EBITDA Earn-Out Period, 31 March 2022 and (ii) in the case of the remaining Earn-Out Consideration, 31 March 2023”;

3.1.5	sections 2.02(b)(3) and 2.02(g) shall be deleted and replaced with the words “Reserved”;

3.1.6	in sections 2.02(e) and 2.02(f) references to Earn-Out Consideration shall be read as references to the EBITDA Based Earn-Out Consideration;

3.2	With effect from the date of this Deed:

3.2.1	any references in section 2.04 of the SPA to “Earn-Out Consideration” shall be read as references to the EBITDA Based Earn-Out Consideration; and

3.2.2	the Selling Shareholders (acting by the Selling Shareholders’ Representative) hereby release the Purchaser from the obligations and covenants set out in section 2.04 of the SPA in relation to the Earn-Out Consideration only (but not, for the avoidance of doubt, in respect of the EBITDA Based Earn-Out Consideration).

3.3	With effect from the date of this Deed the definition of Good Reason shall be amended by the deletion of the text from and including the phrase “(vi)”.

4	Provisions relating to NICHOLAS GEDDES

4.1	With effect from the date of this Deed a new section 2.02(j) shall be inserted as follows:

“(j) notwithstanding the provisions of Section 2.02(d) and 2.02(h), the Relevant Proportion of the Earn-Out Consideration to be paid to Nicholas Geddes pursuant to section 2.02(b)(2) (as amended by this Deed) shall be paid (i) GBP 521,770 on 30 June 2023, (ii) GBP 347,847 on 30 June 2024 and (iii) GBP 434,808 on 30 June 2025, provided in relation to each such payment that he remains engaged by the Company (or any member of the Purchaser’s Group) on the relevant payment date, unless he was terminated by the Company (or other member of the Purchaser’s Group, as the case may be), other than for Cause, or has otherwise resigned for Good Reason.”

4.2	NG agrees to the terms of clause 4.1 above and consequently the payment to him of his Relevant Proportion of the Earn-Out Consideration being paid on a different basis to the other Selling Shareholders.

5	CONTINUATION

5.1	The SPA shall remain in full force and effect subject only to the changes effected by this Deed.

5.2	In case of any conflict between the terms of the SPA and the terms of this Deed, the latter shall govern and prevail. All other terms of the SPA shall apply, mutatis-mutandis.

6	GENERAL

6.1	This Deed may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will constitute one and the same instrument. A signature to this Deed delivered by facsimile or in PDF, as a scan copy or in a similar format by electronic mail will be sufficient for all purposes between the parties.

6.2	All or any provision of this Deed may be deleted, varied, supplemented, terminated or otherwise changed in any way on the same basis as provided in the SPA.

7	GOVERNING LAW AND JURISDICTION

7.1	This Deed (including any dispute, claim or controversy arising out of, in connection with or relating to this Deed) shall be governed by, and construed in accordance with the laws of England and Wales, without giving effect to conflicts of laws principles that would result in the application of the law of any other state.

7.2	This Deed (including any dispute, claim or controversy arising out of, in connection with or relating to this Agreement) shall be subject to the exclusive jurisdiction of the English Courts and the parties irrevocably agree that any proceedings in respect of such claim or matter may be brought only in such court.

THIS DEED has been executed and delivered as a deed on the date stated at the beginning of it.

EXECUTED AS A DEED by NANO DINENSION LTD. acting by a director in the presence of:	) ) )	/s/ Yoav Stern
		Name:	Yoav Stern

Witness signature:		/s/ Tamir Chagal
Witness name:		Tamir Chagal
Witness address:		28 HaArba’a St. HaArba’a Towers, Northern Tower
35th Floor, Tel-Aviv, Israel
Witness occupation:		Advocate

EXECUTED AS A DEED by TAYLOR VINTERS LLP acting by a member in the presence of:	) ) )	/s/ Sian Scanlon
		Name:	Sian Scanlon

Witness signature:		/s/ Hanna Beaumont
Witness name:		Hanna Beaumont
Witness address:		16a Hilton Road
Fenstanton, PE28 9L
Witness occupation:		Insurance Broker

EXECUTED AS A DEED NICHOLAS CAMPBELL GEDDES in the presence of:	) ) )	/s/ Nicholas Geddes
		Name:	Nicholas Geddes

Witness signature:		/s/ James Barker
Witness name:		James Barker
Witness address:		23 Mountbatten Drive
Biggleswade
SG180JJ
Witness occupation:		HR Manager